UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2014

Nielsen Holdings N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-35042	98-0662038
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street New York, New York 10004 (646) 654-5000	Diemerhof 2 1112 XL Diemen The Netherlands +31 20 398 8777
(Address of principal executive offices)

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 5, 2014, Nielsen Holdings N.V. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), dated as of March 5, 2014, with Valcon Acquisition Holding (Luxembourg) S.à r.l. (the “Selling Stockholder”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC (the “Underwriters”) with respect to a registered underwritten public offering of 30,000,000 shares of the Company’s common stock, par value €0.07 per share (the “Common Stock”), to be sold by the Selling Stockholder. The Selling Stockholder sold the Common Stock to the Underwriters at a price of $46.25 per share. The Underwriting Agreement grants the Underwriters a 30-day option to purchase up to an additional 4,500,000 shares of Common Stock from the Selling Stockholder. The secondary offering was completed on March 10, 2014.

The sale of the Common Stock by the Selling Stockholder was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-180192) (the “Registration Statement”), including a prospectus supplement dated March 5, 2014 (the “Prospectus Supplement”) to the prospectus contained therein dated March 19, 2012 (the “Base Prospectus”), filed by the Company with the Securities and Exchange Commission, pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Common Stock, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

The Underwriters and their affiliates perform and have performed commercial and investment banking and advisory services for the Company from time to time for which they receive and have received customary fees and expenses. The Underwriters may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business for which they will receive fees and expenses.

Item 8.01	Other Events.

In connection with the offering by the Selling Stockholder of the Common Stock, as described in response to Item 1.01 of this Current Report on Form 8-K, the following exhibits are filed herewith in order to be incorporated by reference into the Registration Statement, the Base Prospectus and/or the Prospectus Supplement: (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report on Form 8-K) and (ii) the opinion of counsel with respect to the validity of the Common Stock sold in the offering (Exhibit 5.1 to this Current Report on Form 8-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of March 5, 2014, among the Company, the selling stockholder named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC

Exhibit 5.1	Opinion of Clifford Chance LLP

Exhibit 23.1	Consent of Clifford Chance LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2014

NIELSEN HOLDINGS N.V.

By:	/s/ Harris Black
Name:	Harris Black
Title:	Secretary

Exhibit Index

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of March 5, 2014, among the Company, the selling stockholder named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC

Exhibit 5.1	Opinion of Clifford Chance LLP

Exhibit 23.1	Consent of Clifford Chance LLP (included in Exhibit 5.1)